Exhibit 10.150

September 10, 2009

Brocade Communications Systems, Inc.

1745 Technology Drive

San Jose, CA 95119

Subject: Amendment #16 to Statement of Work #4903RL1112 (“SOW”) dated December 15, 2003

This Amendment #16 “(Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.

This amendment will be effective when signed by both parties.

1. Delete Paragraph 2.1, Product Description, and replace with the following Section 2.1, Product Description:

“2.1 Product Description.

“The Products are described in the Product Unique Attachments executed hereunder, including those in Attachment #1. Products also include all FRUs, CSPs, Product code, and Product documentation as applicable and described in the Product Unique Attachments.”

2. Add the following sentence to the end of the third bullet point under Section 5.5.

“Supplier’s compliance with the targeted Shipped Product Quality Level (SPQL) as set by the parties on a monthly basis; at the time of this Amendment 16, the SPQL target for Products is 1000 DPPM.”

3. Add “Product Unique Attachment 6” for “Brocade 8Gb Fibre Channel Switch Module for IBM eServer BladeCenter” effective August 26, 2009” attached hereto to the end of Attachment #1 to the SOW immediately after the existing Product Unique Attachments.

4. Replace “Attachment 6, Product Part Numbers and Pricing” in its entirety with the attached “Attachment 6, Product Part Numbers and Pricing”.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of [**].

ACCEPTED AND AGREED TO:			ACCEPTED AND AGREED TO:

International Business Machines Corporation			Brocade Communications

By:	/s/ Tim Nolan	9/11/09	By:	/s/ Charles Leeming	9/14/09
IBM Signature		Date	Brocade Communications		Date
Tim Nolan			Charles Leeming
Printed Name			Printed Name
MGR			VP, WW OEM Sales
Title & Organization			Title & Organization
Communications Council
Address: 3039 Cornwallis Rd RTP, NC 27709 USA			Address 1745 Technology Drive San Jose, CA 95110
ACCEPTED AND AGREED TO:

Brocade Communications Switzerland, SarL

			By:	/s/ Kevin L. McKenna
			Authorized Signature		Date
Kevin L. McKenna

Type or Print Name
Director

Title & Organization September 18th 2009

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT #1

PRODUCT UNIQUE ATTACHMENT #6, EFFECTIVE BEGINNING SEPTEMBER 10, 2009

1.0 PRODUCT DESCRIPTION

The Product is a Fibre Channel Switch Module that is shipped in three models and to be used in the IBM BladeCenter server chassis. The Fibre Channel (FC) Switch Module will provide 14 separate internal F ports to service each Blade Center processor slot plus 6 external ports that support FL_Port, F_Port, and E_Port and can operate at 2Gbps, 4Gbps rates or 8Gbps. The three models of the FC Switch Module are 10-port, 20-port and Enterprise 20-port. Incorporated with all three models is all Product code (e.g., Microcode and Programs), including licenses to the Fabric OS, Web Tools, Zoning and Enterprise Group Management software features, and any updates thereto delivered by Supplier. The Enterprise 20-port model also includes licenses to these advanced software features: Server Application Optimization, Adaptive Networking, Fabric Watch, ISL Trunking, Advanced Performance Monitoring, and Extended Fabric. A complete listing of Products, part numbers and prices are listed in Attachment #6, as updated from time to time.

1.1 Additional Description of Products.

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:

•	Brocade 8Gb Fibre Channel Switch Module for IBM eServer BladeCenter”, Product Requirements Document (“PRD”) Version 1.0; August, 2009.

1.2 Additional Description of Products.

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference:

8Gb Fibre Channel Switch Module for IBM eServer BladeCenter Product Requirements Document (“PRD”) Version 1.0, August 2009

2.0 DEVELOPMENT REQUIREMENTS

2.1 Product Testing

Product Qualification and Test Plans shall be performed to the following test plans as agreed to by both parties:

•	Brocade SQA Test Plan = Blazer-3 Product Test Plans

•	Brocade IOF Test Plan = Blazer-3 Master Test Spec

2.2 Deliverables

Seller shall, at its cost, use commercially reasonable efforts during the Test Phases to provide deliverables requested by Buyer in conformance with the test schedule that has been documented in “8Gb Fibre Channel Switch Module for IBM eServer BladeCenter Product Requirements Document (“PRD”) Version 1.0, August 2009” as mutually agreed to by both parties.

2.3 Development

Buyer will provide WA’s to Supplier for [**] switch modules for test phases [**]. Switch modules are to be returned to Brocade at a date mutually agreed to by both parties. The switch modules will comply with the Brocade’s specification agreed to in writing by the parties and will incorporate all of the design change requests mutually agreed to by the parties in “8Gb Fibre Channel Switch Module for IBM eServer BladeCenter Product Requirements Document (“PRD”) Version 1.0 August 2009”

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product	Quantity
A2B Level Switches (BBFV)	[**]

P0.1 Level Switches (SDV)	[**]

P1 Level Switches (SIT)	[**]

2.4 Product Number Unique Terms.

The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer’s procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

3.0 PROPRIETARY OWNERSHIP

3.1 Buyer Proprietary Ownership.

Buyer retains all rights it has to the following technology contained in the Brocade 8Gb Fibre Channel Switch Module for IBM eServer BladeCenter — Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide is under Buyer Proprietary ownership.

3.2 Seller’s Proprietary Ownership

Except for the proprietary information provided by Buyer as listed in Section 3.1 above and any Buyer patents that may read on the implementation, Supplier retains all ownership rights it has in Products; this PUA transfers no ownership rights in Products to Buyer.

4.0 PART NUMBER UNIQUE TERMS

4.1 Product Price List And Description

See Attachment 6 to SOW #3, Consolidated Price List

4.2 Product Unit Terms And Repair Pricing

See Attachment 6 to SOW #3, Consolidated Price List

4.3 Warranty Period.

The warranty period for the 8Gb Fibre Channel Switch Module for IBM eServer BladeCenter is [**] months from the date of shipment. For this Product, fiber channel optical transceivers or “small form factor pluggables” (SFP’s) are shipped separate from the equipment. The SFP warranty period is [**] months from the date of shipment (see table below). All other terms and conditions of Section 8.2 of SOW#3 for warranty period apply to this PUA.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PRODUCT & HW Warranty	SFP Shipped Installed (Warranty)	SFP Shipped separately (Warranty)	SFP FRU - Shipped installed (Warranty)	SFP FRU - Shipped separately (Warranty)
8Gb Fibre Channel Switch Module for IBM eServer BladeCenter [**]	(SFP’s are NOT shipped installed)	[**]	(SFP’s are NOT shipped installed)	[**] or balance of original SFP warranty

5.0 WA FLEXIBILITY

Number of Days prior to a WA Scheduled Delivery Date	Increase of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Cancellation of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Rescheduling of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)
Less than [**] days	As mutually agreed upon	[**]	[**]
From [**] days to [**]days	[**]	[**]	[**]
From[**] days to [**] days	[**]	[**]	[**]
More than [**] days	[**]	[**]

While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.

6.0 SUPPLIER PRODUCT WITHDRAW

Supplier will provide Buyer with [**]’ written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] from the receipt of Supplier’s notice of End of Life. Buyer will provide a revised EOL FRU forecast in each year during the [**] EOL period, as requested by Supplier. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. For delivery requests outside of the Notice Period or order requests after Buyer’s last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer’s request(s).

7.0 SUPPLY OF PRODUCTS

Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer’s only obligation is to pay for Products already delivered at the time of Buyer’s cancellation notice.

8.0 COMMUNICATIONS

All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.1 Business Coordinators.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	International Business Machines
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax		Fax
E-mail	[**]	E-mail	[**]

8.2 Technical Coordinators.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	International Business Machines
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax		Fax
E-mail	[**]	E-mail	[**]

8.3 All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	International Business Machines
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)
E-mail	[**]	E-mail	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 6

PRODUCT PART NUMBERS AND PRICING

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Maintenance	Total Price
2GBit/sec Products

[**]	[**]	[**]	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FCSwitch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools, and Ship Group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Asm, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, and Web Tools	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Asm, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]

Intel Part Number	Supplier Part Number *	Fulfillment hub locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Maintenance	Total Price
2GBit/sec Products (Intel)

[**]	[**]	[**]	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Buyer Part Number	Supplier Part Number *	Fulfillment hub locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Maintenance	Total Price
4GBit/sec Products

[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	10 Port POD (SW4020)	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Fabric Watch	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]

[**]	[**]	[**]	ISL Trunking	[**]

[**]	[**]	[**]	Advance Performance Monitor	[**]

[**]	[**]	[**]	Extended Fabrics	[**]

[**]	[**]	[**]	Fabric Manager v5.x	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Advanced Security Activation	[**]

[**]	[**]	[**]	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]
Buyer Part Number	Supplier Part Number *	Fulfillment hub locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	**Software Maintenance	Total Price
8GBit/sec Products

[**]	[**]	[**]	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Brocade 8Gb SWL SFP, 1-pack	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	Brocade 8Gb SWL SFP, 1-pack	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FRU, Brocade 8Gb Switch Module, 10 Port	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FRU, Brocade 8Gb Switch Module, 20 Port	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FRU, Enterprise Brocade 8Gb Switch Module, 20 Port	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FRU, Brocade 8Gb SWL SFP, 1-pack	[**]

Buyer Part Number	Buyer Assembly Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight - DDU for hub locs FCA for non-hub loc	Total Price (Software Maintenance is not applicable for these products)
Brocade 8Gb FC Single & Dual port HBA for System x

[**]	[**]	[**]	[**]	Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	[**]	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Single port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Dual port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	FRU, 8G SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]	[**]	[**]

Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x

[**]	[**]	[**]	[**]	Brocade 10Gb FCoCEE Dual port CNA, 3U bracket, NO SFPs installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	[**]	[**]	FRU, 10Gb Dual-Port CNA with 3u bracket attached, NO SFPs installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Dual port 2u bracket (140pc bulk package) MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PRODUCT UNIT TERMS & REPAIR PRICING:

Buyer P/N	Supplier P/N	Description	TAT	Repair Price (USD)*
2GBit/sec Products

[**]	[**]	Option, FC Switch Module	[**]	[**]

[**]	[**]	CRU, Value Line Switch Module	[**]	[**]

[**]	[**]	Asm, FC Switch Module	[**]	[**]

[**]	[**]	Option, Value Line Module	[**]	[**]

[**]	[**]	Asm, Value Line Module	[**]	[**]

* Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Intel P/N	Supplier P/N	Description	TAT	Repair Price (USD)*
2GBit/sec Products

[**]	[**]	Option, FC Switch Module	[**]	[**]

[**]	[**]	CRU, Value Line Switch Module	[**]	[**]

[**]	[**]	Option, Value Line Module	[**]	[**]

* Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Buyer P/N	Supplier P/N	Description	TAT	Repair Price (USD)*
4GBit/sec Products

[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]

[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]

[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
* Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Buyer P/N	Supplier P/N	Description	TAT	Repair Price (USD)*
8GBit/sec Products

[**]	[**]	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]

[**]	[**]	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]

[**]	[**]	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]

[**]	[**]	FRU, Brocade 8Gb Switch Module, 10 Port	[**]	[**]

[**]	[**]	FRU, Brocade 8Gb Switch Module, 20 Port	[**]	[**]

[**]	[**]	FRU, Enterprise Brocade 8Gb Switch Module, 20 Port	[**]	[**]
* Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.
[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Buyer Part Number	Buyer Assembly Number	Supplier Part Number *	Product Description	TAT	Repair Price (USD)*
Brocade 8Gb FC Single & Dual port HBA for System x *

[**]	[**]	[**]	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]

[**]	[**]	[**]	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]

[**]	[**]	[**]	FRU, 8G SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]
* Products listed are replacement only as covered by the warranties in the agreement.

Buyer Part Number	Buyer Assembly Number	Supplier Part Number *	Product Description	TAT	Repair Price (USD)*
Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x*

[**]	[**]	[**]	FRU, 10Gb Dual-Port CNA with 3u bracket attached, No SFP installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]

[**]	[**]	[**]	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]

*	Products listed are replacement only as covered by the warranties in the agreement.
[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived “dead on arrival”.

Buyer P/N	Supplier P/N	Description	Repair Price (USD)*
8GBit/sec Products (for DOA purposes ONLY)
[**]	[**]	Option Fiber Channel Switch Module, 10 Port (Not orderable by buyer)	[**]

[**]	[**]	Option Fiber Channel Switch Module, 20 Port (Not orderable by Buyer)	[**]

[**]	[**]	Enterprise Switch Module, 20 Port (Not orderable by Buyer)	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.